Exhibit 10.7

Spousal Consent

The undersigned, [Name of Spouse] (ID card No. [ID Card No. of Spouse]), is the lawful spouse of [Name of Operator] (ID card No. [ID Card No. of Operator]) (hereinafter referred to as “My Spouse”). I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as the “Transaction Documents”) by My Spouse, and the disposal of the operating rights or the assets for the business of [Name of Bakery] (“Bakery”) held by My Spouse and registered in his name according to the following documents:

(1) Exclusive Service Agreement entered into with Xinjiang United Family Trading Co., Ltd. (hereinafter referred to as the “Xinjiang United Family”);

(2) Call Option Agreement entered into with Xinjiang United Family；

(3) Operating Rights Proxy Agreement entered into with Xinjiang United Family;

(4) Pledge Agreement entered into with Xinjiang United Family; and

(5) Power of Attorney executed by My Spouse.

I hereby undertake not to make any assertions in connection with the operating rights and assets of Bakery which are held by My Spouse. I hereby further confirm that My Spouse can perform his obligations under the Transaction Documents and further amend or terminate the Transaction Documents without authorization or consent from me.

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended from time to time).

I hereby agree and undertake that if I obtain any operating rights and assets of Bakery which are held by My Spouse for any reasons, I shall be bound by the Transaction Documents entered into between My Spouse and Xinjiang United Family (as amended time to time) and comply with the obligations thereunder as an operator of Bakery. For this purpose, upon Xinjiang United Family’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents (as amended from time to time).

Signature:	/s/ [Name of Spouse]
Date:	[Date of Consent]

Schedule of Material Differences

One or more person signed a spousal consent under this form. Pursuant to Instruction ii to Item 601 of Regulation S-K, the Registrant may only file this form as an exhibit with a schedule setting forth the material details in which the executed agreements differ from this form:

No.	Name of Bakery	Name of Spouse	ID Card No. of Spouse	Name of Operator	ID Card No. of Operator	Date of Consent
1.	Urumqi Midong District George Chanson Bakery	Ying Xiong	[*]	Gang Li	[*]	May 2, 2020
2.	Shayibake District Yining Rd. George Chanson Bakery	Ying Xiong	[*]	Gang Li	[*]	May 2, 2020
3.	Changji George Chanson Youhao Supermarket Bakery	Ying Xiong	[*]	Gang Li	[*]	May 2, 2020
4.	Changji George Chanson Bakery	Ying Xiong	[*]	Gang Li	[*]	May 2, 2020
5.	Tianshan District Xinhua North Rd. George Chanson Bakery	Ying Xiong	[*]	Gang Li	[*]	May 2, 2020
6.	Shayibake District Youhao South Rd. Chanson Bakery Store	Ying Xiong	[*]	Gang Li	[*]	May 2, 2020
7.	Tianshan District Xinmin Rd. George Chanson Bakery	Ying Xiong	[*]	Gang Li	[*]	May 2, 2020
8.	Tianshan District Minzhu Rd. George Chanson Bakery	Ying Xiong	[*]	Gang Li	[*]	May 2, 2020
9.	Tianshan District Jianquan No.3 Rd. George Chanson Bakery	Ying Xiong	[*]	Gang Li	[*]	May 2, 2020
10.	Tianshan District Jiefang North Rd. George Chanson Bakery	Ying Xiong	[*]	Gang Li	[*]	May 2, 2020
11.	Urumqi Economics and Technology Development District George Chanson Bakery on Kashi West Rd.	Ying Xiong	[*]	Gang Li	[*]	May 2, 2020
12.	Xinshi District Liyushan South Rd. George Chanson Bakery	Ying Xiong	[*]	Gang Li	[*]	May 2, 2020
13.	Xinshi District Changchun South Rd. George Chanson Bakery	Ying Xiong	[*]	Gang Li	[*]	May 2, 2020
14.	Xinshi District Beijing Middle Rd. United Family Chanson Bakery	Ying Xiong	[*]	Gang Li	[*]	May 2, 2020
15.	Xinshi District Suzhou East Rd. Chanson Bakery	Ying Xiong	[*]	Gang Li	[*]	May 2, 2020
16.	Xinshi District Suzhou Rd. Xiaoxigou Chanson Bakery	Ying Xiong	[*]	Gang Li	[*]	May 2, 2020
17.	Xinshi District South No.3 Rd. Chanson Bakery	Ying Xiong	[*]	Gang Li	[*]	May 2, 2020
18.	Urumqi Economics and Technology Development District George Chanson Bakery on Xuanwuhu Rd.	Ying Xiong	[*]	Gang Li	[*]	May 2, 2020
19.	Shuimogou District South Nanhu Road George Chanson Bakery	Ying Xiong	[*]	Gang Li	[*]	June 17, 2020
20.	Xinshi District Hebei East Rd. George Chanson Bakery	Ying Xiong	[*]	Gang Li	[*]	October 14, 2020
21.	Urumqi Toutunhe District George Chanson Bakery on Zhongya South Rd.	Ying Xiong	[*]	Gang Li	[*]	November 6, 2020
22.	Shayibake District Karamay West Rd. Chanson Bakery	Ying Xiong	[*]	Gang Li	[*]	September 7, 2021
23.	Shayibake District Qitai Rd. Hemeijia Chanson Bakery	Ying Xiong	[*]	Gang Li	[*]	December 4, 2021
24.	Tianshan District Qingnian Rd. Chanson Bakery	Ying Xiong	[*]	Gang Li	[*]	December 11, 2021
25.	Xinshi District Liyushan North Rd. Hemeijia Bakery	Ying Xiong	[*]	Gang Li	[*]	October 27, 2021
26.	Xinshi District Changchun North Rd. Chanson Bakery	Ying Xiong	[*]	Gang Li	[*]	October 25, 2021
27.	Tianshan District Guangming Rd. Chanson Coffee Bakery	Ying Xiong	[*]	Gang Li	[*]	April 8, 2022
28.	Shihezi Hemeijia Bakery No.1	Xianxue Zhou	[*]	Hui Wang	[*]	May 2, 2020